THE MANAGERS FUNDS

Supplement dated June 4, 2001 to the
Prospectus and Statement of Additional Information dated May 1, 2001

The following information supersedes that contained in the Prospectus and Statement of Additional Information solely with respect to the following Fund:

Intermediate Bond Fund

The Fund's sub-adviser, Standish, Ayer & Wood, Inc. ("Standish"), recently announced that they have entered into a reorganization agreement with Mellon Financial Corporation ("Mellon") on April 25, 2001. This transaction is not expected to close until the third quarter of 2001.
At the closing of the transaction, Standish will be renamed Standish Mellon Asset Management ("Standish-Mellon"). The transaction will not affect daily operations of the Fund or the investment management activities of Standish. Consummation of the transaction is subject to a number of contingencies. At an in-person meeting held on June 1, 2001, the Board of Trustees of the Fund approved the execution of a new sub-advisory agreement with Standish-Mellon to take effect upon consummation of the transaction. The new sub-advisory agreement with Standish-Mellon is the same in all material respects as the existing sub-advisory agreement with Standish.


June 4, 2001